SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                        ----------------


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):             July 15, 1998
                                             -----------------



                  INSITUFORM TECHNOLOGIES, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


    Delaware                 0-10786              13-3032158
------------------         ------------         --------------
 (State or other           (Commission          (IRS Employer
 jurisdiction of           File Number)       Identification No.)
 incorporation)


702 Spirit 40 Park Drive, Chesterfield, Missouri       63005
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                               (314) 530-8000
                                                  --------------




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Item 5.   Other Events.
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     Effective July 15, 1998, the Registrant and Anthony W. Hooper
executed an employment letter (the "Employment Letter") modifying the terms of the Registrant's prior arrangements with respect to Mr. Hooper's position as Chairman of the Board, President and chief executive officer.

     The Employment Letter provides for an initial annual base salary of $400,000, in addition to bonus payments in an amount calculated as a percentage of base salary (with reference to a range with a center point objective of 50%, intended to provide an opportunity of up to two times such center point). Under the Employment Letter, and supplementing prior option grants, the Registrant granted to Mr. Hooper an additional ten-year option under the Registrant's 1992 Director Stock Option Plan, covering 125,000 shares of the Registrant's class A common stock, $.01 par value (the "Common Stock"), exercisable at a per share price of $13.50 (equal to the closing price of the Common Stock on the Nasdaq National Market on the date of grant), becoming exercisable with respect to 25% of the number of shares covered on the first through fourth anniversaries, respectively, of the date of grant, and to become immediately exercisable in the event of specified changes-in-control of the Registrant.

     Under the Employment Letter, and consistent with the Registrant's prior arrangements with Mr. Hooper, the Registrant also provides Mr. Hooper with a car allowance, reimbursement for one country club membership and medical and life insurance benefits. Either the Registrant or Mr. Hooper may terminate the Employment Letter at any time, except that in the event Mr. Hooper's employment is terminated by the Registrant other than for "cause," or by Mr. Hooper for "good reason" (as defined in the Employment Letter), the Registrant will be obligated to pay to Mr. Hooper amounts equal to base salary plus bonus over a period of 18 months (30 months in the event following specified changes-in-control of the Registrant), or, at Mr. Hooper's election, the discounted value of such payments in a lump sum at termination. Mr. Hooper's severance arrangements also include amounts to cover any excise taxes due on such payments, and coverage under the Registrant's welfare plans (or equivalent coverage) during the specified severance period. Mr. Hooper has also entered into a non-competition agreement with the Registrant expiring two years after the termination or expiration of all services rendered by him to the Registrant.

     The Employment Letter substitutes for the severance agreement entered into by Mr. Hooper with the Registrant in June 1997, and the arrangements entered into by him with the Registrant in November 1996. For additional information with respect to the Employment Letter, reference is made to Exhibit 99 attached hereto, which is hereby incorporated into this item.

Item 7.   Financial Statements and Exhibits.
          -----------------------------------

     (c)  Exhibits.

     The exhibits filed as part of this Current Report on Form 8-K are listed in the attached Index to Exhibits.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INSITUFORM TECHNOLOGIES, INC.

                            By s/Anthony W. Hooper
                              ------------------------------
                              Anthony W. Hooper
                              President

Dated: as of July 15, 1998

                        INDEX TO EXHIBITS

Exhibit        Description
-------        -----------

99 Employment Letter dated as of July 15, 1998 between the Registrant and Anthony W. Hooper